UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-23C-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23C-3 [17 CFR 270.23c-3]

1.Investment Company Act File Number: 811-22987

Date of Notification: January 23, 2026

2.Exact name of investment company as specified in registration statement:

PIONEER ILS INTERVAL FUND

3.Address of principal executive office:

60 State Street

Boston, Massachusetts 02109

4.Check one of the following:

A.	[X]The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ]The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ]The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

BY:  /s/ Thomas Reyes

_____________________________

NAME: Thomas Reyes

TITLE:  Assistant Secretary

PIONEER ILS INTERVAL FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

January 23, 2026

To Pioneer ILS Interval Fund Shareholders:

Pioneer ILS Interval Fund (the “Fund”) is a closed-end interval fund that makes quarterly offers to repurchase a portion of its outstanding shares at net asset value (“NAV”) per share. Effective March 1, 2026, the Fund’s name is changing to Victory Pioneer ILS Interval Fund. Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. Prior to each quarterly repurchase offer period, the Fund is required to send notification of the repurchase offer to all its shareholders. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

If you are not interested in selling your Fund shares at this time, you do not have to do anything and can disregard this notice.

If you are interested in selling all or some of your shares during this repurchase offer period, please read the enclosed documents. You should also consider the following:

•Determine if your account is held with your financial intermediary or directly with the Fund. If you are unsure if your account is held directly with the Fund or with your financial inter- mediary, please review your most recent account statement. If your statement is from your financial intermediary, you must contact your financial intermediary for assistance. If your statement is from the Fund you can contact the Fund’s shareholder servicing agent at 844-391-3034. After February 6th, you may call FIS shareholder services at 1-800-539- 3863.

•If your account is held with your financial intermediary, there may be different requirements for making a repurchase request during the repurchase offer period. Please contact your financial intermediary before completing these documents.

The Fund’s quarterly repurchase offer will begin on January 23, 2026 and end at the Fund’s close of business on F e b r u a r y 2 3, 2026. The Fund’s close of business on any day is the close of business of the New York Stock Exchange on that date (normally 4:00 p.m. Eastern Time). There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own.

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The Fund’s current shareholder servicing agent is BNY Mellon Investment Servicing (US) Inc. Effective as of the close of business on February 6, 2026, the Fund’s shareholder servicing agent will be changing to FIS Investor Services LLC.

Please pay attention to the appropriate shareholder servicing agent when submitting Repurchase Request Forms, including when the forms will be received by the servicing agent.

From the date of this Notice up until the close of business on February 6, 2026, Repurchase Request Forms must be received in good order by BNY Mellon Investment Servicing (US) Inc.

Beginning on February 7, 2026, Repurchase Request Forms must be received in good order by FIS Investor Services LLC. Repurchase Request Forms must be received by the Fund’s close of business, on February 23, 2026 to be effective.

The enclosed documents apply to the current repurchase offer period. New documents will be mailed to you in connection with subsequent quarterly repurchase offers.

If you have any questions, please contact your financial intermediary.

We greatly appreciate your trust in us, and we thank you for investing in the Fund.

Sincerely,

PIONEER ILS INTERVAL FUND

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PIONEER ILS INTERVAL FUND

REPURCHASE OFFER TERMS

Commencement Date:	January 23, 2026
Repurchase Request Deadline:	February 23, 2026
Repurchase Pricing Date:	March 9, 2026
Repurchase Payment Deadline:	March 16, 2026

1.The Offer. Pioneer ILS Interval Fund (the “Fund”) is offering to repurchase for cash up to 10 percent (10%) of the aggregate of its issued and outstanding shares (“Shares”) on the Repurchase Request Deadline at a price equal to the net asset value (“NAV”) determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date, upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the Pioneer ILS Interval Fund Notice of Quarterly Repurchase Offer (the “Repurchase Offer Notice”), (iii) the Fund’s Prospectus, and (iv) the related Repurchase Request Form (collectively, those documents constitute the “Offer”). The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. Effective March 1, 2026, the Fund’s name is changing to Victory Pioneer ILS Interval Fund.

2.Net Asset Value. You must determine whether to tender Shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The NAV may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline and between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. Shares of the Fund earn dividends declared to shareholders of record through the Repurchase Pricing Date. On January 16, 2026, the NAV per share of the Fund was $9.72. The current NAV may be obtained by visiting the following website https://pioneerinvestments.com/products/consider-low-or- uncorrelated-allocations/insur-ance-linked-securities/ils-pricing-performance.

3.Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on the Commencement Date. The Fund’s current shareholder servicing agent is BNY Mellon Investment Servicing (US) Inc. Effective as of the close of business on February 6, 2026, the Fund’s shareholder servicing agent will be changing to FIS Investor Services LLC.

From the Commencement Date and up until the close of business on February 6, 2026, all tenders of Shares for repurchase must be received in proper form by BNY Mellon Investment Servicing (US) Inc.

Beginning on February 7, 2026 and up until the close of business on February 23, 2026, the Repurchase Request Deadline, all tenders of Shares for repurchase must be received in proper form by FIS Investor Services

LLC.

The Fund’s close of business on the Repurchase Request Deadline is the close of business of the Exchange (normally 4:00 p.m., Eastern Time, but the Exchange may close earlier on certain days). The Repurchase Request Deadline will be strictly observed. The Fund will not accept any alternative, conditional or contingent tenders for repurchase. All tendering shareholders, by execution of the Repurchase Request Form, waive any right to receive any notice of the acceptance of their tender.

4.Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on the Repurchase Pricing Date. The Repurchase Pricing Date may be earlier than the date set forth in the table above if, on or immediately following the Repurchase Request Deadline, it appears that the use of an earlier Repurchase Pricing Date is not likely to result in significant dilution of the NAV of either shares that are tendered for repurchase pursuant to the Offer or shares that are not tendered for repurchase.

5.Repurchase of Shares and Payment for Shares Repurchased. Shares that are repurchased pursuant to this Offer shall be repurchased on the Repurchase Pricing Date. The Fund expects to distribute repurchase proceeds in cash to shareholders no later than the Repurchase Payment Deadline.

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6.Repurchase Charge. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your registered investment adviser, broker- dealer, or other intermediary (“Authorized Intermediary”), or otherwise by a nominee, such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

7.Increase in Number of Shares Repurchased. If the Offer is oversubscribed such that shareholders tender for repurchase more Shares than the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to an additional two percent (2%) of the number of Shares outstanding on the Repurchase Request Deadline.

8.Pro Rata Repurchase. If the number of Shares tendered for repurchase exceeds the number of Shares which the Fund is offering to repurchase, including, when applicable, the additional up to 2% of Shares described above, the Fund is required to repurchase the Shares tendered on a pro rata basis. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment so tendered. You may have to wait until a subsequent quarterly repurchase offer to tender Shares that the Fund was unable to repurchase, and you would be subject to the risk of NAV fluctuations during that period. You must submit a new repurchase request for that offer. Any subsequent offer may also be oversubscribed.

9.Withdrawal or Modification of Number of Shares to be Repurchased. Shares submitted pursuant to the Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m., Eastern Time, but the Exchange may close earlier on certain days) on the Repurchase Request Deadline. If your Shares are held for you by your Authorized Intermediary or otherwise by a nominee, please consult such person if you wish to withdraw or modify a repurchase request. If you hold your Shares directly with the Fund and wish to withdraw or modify a repurchase request, you must send the shareholder servicing agent, at the address noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies your name and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding withdrawals or modifications of tenders, you may call shareholder services at 844-391-3034. After February 6th, you may call FIS shareholder services at 1-866-689- 6999 or contact your Authorized Intermediary or investment professional.

10.Suspension or Postponement of Repurchase Offer. The Board of Trustees of the Fund may suspend or postpone this Offer only by a majority vote of the Trustees (including a majority of independent Trustees) and only in the following limited circumstances:

(A)during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

(B)during an emergency that makes it impractical for the Fund to dispose of securities it owns or deter- mine the NAV of Shares; or

(C)if the repurchase would cause the Fund not to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); or

(D)during other periods as the Securities and Exchange Commission permits the suspension or postpone- ment of offers by the Fund for the protection of its shareholders.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

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11.Certain Federal Income Tax Consequences. The following discussion is a general summary of certain U.S. federal income tax consequences of the repurchase offer. This summary is based on U.S. federal income tax law as of the date hereof, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and published administrative rulings and procedures, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below, and the Fund has not obtained, nor does the Fund intend to obtain, a ruling from the IRS or an opinion of counsel with respect to any of the consequences described below. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information and should consult their tax advisers regarding the specific tax consequences to them of participating in the repurchase offer, including non-income and state, local and foreign tax consequences.

A repurchase by the Fund of its Shares from a shareholder generally is expected to be treated as a sale of the Shares by the shareholder. If, however, the shareholder continues to own Shares of the Fund after the repur-chase (including shares owned by attribution), and if the repurchase does not otherwise qualify under the Code for treatment as a sale of Shares, some or all of the amounts received by a shareholder in a repurchase may be recharacterized as a distribution. There is also a risk that shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the Fund. The Fund will use its judgment in reporting repurchases as sales or deemed distributions, but the IRS may disagree with the Fund’s reporting. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Shares (including a repurchase) is properly treated as a sale for tax purposes and to ascertain the tax treatment of any gains or losses recognized in such a transaction. The remainder of this summary assumes that a repurchase will be treated as a sale for U.S. federal income tax purposes. In general, if Shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the Shares. Such gain or loss generally will be treated as long-term capital gain or loss if the Shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains).

The Fund may report to the IRS the amount of proceeds that a shareholder receives from a repurchase of Shares. The Fund may also report the shareholder’s basis in those Shares and whether any gain or loss that the shareholder realizes on the repurchase is short-term or long-term gain or loss. If a shareholder has a different basis for different Shares of the Fund in the same account (e.g., if a shareholder purchased Shares in the same account at different times for different prices, including as the result of reinvestment of dividends), the Fund will calcu- late the basis of the Shares using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than the average basis method by following procedures established by the Fund. If such an election is made on or prior to the date of the first repurchase of Shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the Shares in the account at the time of the election will generally retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on repurchases of Shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after a repurchase or other disposition of Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the Shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund Shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not

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excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Transfer Taxes. The Fund will pay all share transfer taxes, if any, payable on the transfer to it of Shares repur- chased pursuant to the Offer. If, however, (a) payment of the repurchase proceeds is to be made to any person other than the registered owner(s), or (b) (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the repurchase proceeds by the shareholder servicing agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

12.Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, Victory Capital Management Inc. (“Victory Capital”) and its affiliates, BNY Mellon Investment Servicing (US) Inc., FIS Investor Services LLC, or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund, Victory Capital and its affiliates, BNY Mellon Investment Servicing (US) Inc., and FIS Investor Services LLC will not be liable for any loss incurred in the event that the Fund accepts unauthorized instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the Repurchase Offer Notice, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund's prospectus or for other information, contact your Authorized Intermediary or investment professional, or visit https://www.pioneerinvestments.com/products/consider-low-or- uncorrelated-allocations/insurance-linked-securities .

Dated: January 23, 2026

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PIONEER ILS INTERVAL FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, FEBRUARY 23, 2026

IMPORTANT: If your account is held with your financial intermediary and you are interested in tendering your shares for repurchase, please contact your financial intermediary. Your financial intermediary may be able to place tender instructions on your behalf. You may not need to fill out this form.

Alternatively, if your account is held directly with the fund, please complete the form below and return to the fund’s shareholder servicing agent. The Fund’s current shareholder servicing agent is BNY Mellon Investment Servicing (US) Inc. Effective as of the close of business on February 6, 2026, the Fund’s shareholder servicing agent will be changing to FIS Investor Services LLC.

You may contact the Fund’s shareholder servicing agent at 1-844-391-3034 with any questions you may have related to tendering your shares.

Please choose an option to submit your repurchase request.

Up until the close of business on February 6, 2026:

Option 1 (Recommended)	Option 2	Option 3	Option 4
☐ Via the Pioneer Investments	☐ By Fax	☐ By Express/Overnight Delivery	☐ By First-Class Mail
website. Visit us at: https://
pioneerinvestments.com/	844-751-0074	Victory Capital Management Inc.	Victory Capital
products/consider-low-or-		Attention: 534427	Management Inc.
uncorrelated-allocations/		500 Ross Street, 154-0520	P.O. Box 534427
insurance-linked-securities		Pittsburgh, PA 15262	Pittsburgh, PA 15253-4427

Beginning on February 7, 2026 and up until the close of business on February 23, 2026:

For further information regarding modifications or withdrawals of tenders after February 7th, you may call FIS shareholder services at 1-866-689-6999 or contact your financial intermediary.

Option 1 (Recommended)	Option 2	Option 3	Option 4
☐ Via the Pioneer	 By Fax	 By Express/Overnight Delivery	 By First-Class Mail
Investments website. Visit us
at: https://	1-800-731-1960	Victory Funds	Victory Funds
pioneerinvestments.com/		C/O FIS TA Operations	P.O. Box 182593
products/consider-low-or-		4249 Easton Way, Suite 400	Columbus OH 43218-2593
uncorrelated-allocations/		Columbus OH 43219
insurance-linked-securities

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date (March 9, 2026). I understand that this quarterly repurchase offer is limited to ten percent (10%) of the Fund’s outstanding shares and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

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Shareholder Information:

Name(s) of Registered	Shareholder	Financial Intermediary	Shareholder
Shareholder(s)	Telephone Number(s)	Telephone Number	Email Address

Tender Request:

Intermediary
(Registered Investment Adviser	Custodian*	Account Number	Number of Shares to Tender**
or Selling Broker-Dealer)

*The name of the firm where investments are held and master account/firm ID (custodial platform, separate forms if more than one.)

**Please provide specific number of shares. Indicating “All” is not acceptable and will cause your request to be rejected.

Shareholder’s signature	Joint owner’s signature (if applicable)

Financial intermediary’s signature (if applicable)	Print financial intermediary’s name

By signing above, I certify that I have the authority to act on my client’s behalf.

Payment Information:

Payment will be made to the shareholder’s account in accordance with the standard procedures of such shareholder’s intermediary.

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